MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated August 1, 2013 to the Statement of Additional Information (“SAI”) of the Fund dated May 1, 2013

This supplement applies to the SAI of each of the following series of the Fund: Small Cap Series (Class A, B, Z, D, and E Shares), Commodity Series, Technology Series, International Series (Class S and I shares), Life Sciences Series, World Opportunities Series (Class A, B, Z, D, and E Shares), High Yield Bond Series (Class S and I shares), Global Fixed Income Series (Class S and I Shares), Core Bond Series, Core Plus Bond Series, Real Estate Series (Class S and I Shares), Emerging Markets Series, Inflation Focus Equity Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Strategic Income Conservative Series (Class S and I Shares), and Strategic Income Moderate Series (Class S and I Shares).

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

1.	Effective August 1, 2013, the shares of the Core Plus Bond Series, which previously did not have a class name designation, have been redesignated as Class S Shares. Class S Shares of the Core Plus Bond Series are offered in a separate SAI. Accordingly, effective August 1, 2013, shares of the Core Plus Bond Series are no longer offered in the SAI, and all references to the Core Plus Bond Series in the SAI are hereby deleted.

For information on the Core Plus Bond Series, please contact the Fund at 1-800-466-3863 or at Manning & Napier Fund, Inc., PO Box 9845, Providence, RI 02940-8045.

2.	Ryan Albano has resigned as the Fund’s Assistant Chief Financial Officer effective July 19, 2013. Accordingly, the information with respect to Mr. Albano in the “Management” section of the SAI is hereby deleted.

3.	The following two paragraphs are added as the last two paragraphs of the sub-section titled “Derivative Transactions” in the section titled “Investment Policies and Risks”:

The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the CFTC, the Series must either operate within certain guidelines and restrictions with respect to the Series’ use of commodity interests, or the Advisor will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s new regulations, the Advisor has claimed an exclusion from the definition of the term CPO under the CEA and, therefore, neither the Adviser nor the Series are subject to registration or regulation as a CPO. As a result, the Series will operate within certain guidelines and restrictions with respect to its use of commodity interests. If a Series determines to no longer operate within such guidelines and restrictions, the Advisor will be required to register as a CPO and the Fund and the Adviser would be subject to regulation as a commodity pool and CPO under the CEA. If the Fund or the Advisor is subject to CFTC regulation, it may incur additional expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp 1231 08/2013